Exhibit 32.2
LSB CORPORATION AND SUBSIDIARY
CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADDED BY SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of LSB Corporation (the “Company”) on Form 10-Q for the period ending March 31, 2009, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Diane L. Walker, Executive Vice President, Treasurer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as added by section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition of the Company as of March 31, 2009, and results of operations of the Company for the three months ended March 31, 2009.

/s/ Diane L. Walker Diane L. Walker
Executive Vice President, Treasurer and
Chief Financial Officer

May 13, 2009

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